UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 16, 2007

CRYSTAL INTERNATIONAL TRAVEL GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29313	20-0121007
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation)

2160 Headquarters Plaza, 10th Floor, Morristown, New Jersey	07960
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 973-644-0400

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 APPOINTMENT OF CERTAIN OFFICERS

On July 16, 2007, Crystal International Travel Group, Inc. (the “Company”) appointed Mr. Peter Dugan to act as its President and Chief Executive Officer. Mr. Fabrizzio P. Busso-Campana, who had been serving as the President and Chief Executive Officer, was appointed to be the Chief Operating Officer of the Company. Messrs. Dugan and Busso-Campana both have served on the Board of Directors of the Company since April 2006.

Mr. Dugan, 53, has served as a director since April 2006. From January 2007 to the present, he has served as the President of Intellifares, Ltd., a wholly-owned subsidiary of the Company. From January 2004 until now, he has been a principal at Crystal Capital Partners, Inc. which focuses on investments in the telecommunications, real estate, transportation and hospitality sectors. He is also Executive Vice President and Secretary of Crystal Capital Partners Corporation, a New Jersey investment banking and business advisory services company. Mr. Dugan was Director of Global Business Development of DVC Worldwide from 2000 to 2003, a 1,400 person integrated marketing communications company which did branding and promotional marketing programming for Fortune 100 companies. He is also on the advisory board of Cornell Dubilier Electronics of Liberty, SC, and a Trustee of the Morristown Memorial Hospital Foundation.

Mr. Busso-Campana, 42, has served as a director and Chief Executive Officer of the Company since April 2006. From January 2004 until now, he has been a principal at Crystal Capital Partners, Inc. which focuses on investments in the telecommunications, real estate, transportation and hospitality sectors. From 2002 until July 2003, he was the general manager of the MGM Grand in Las Vegas and New York, New York hotel and casino. He attended University of Miami's Executive MBA program, as well as Florida International University for his undergraduate work in Political Sciences/International Studies and Developmental Economics, Nova University for Hospitality and Management.

Neither Messrs. Dugan nor Busso-Campana currently have employment agreements with the Company. Mr. Busso-Campana receives a salary of $150,000 per annum, and Mr. Dugan will receive a salary of $150,000. However, Mr. Busso-Campana has been deferring salary since January 2007 and will continue to do so. Mr. Dugan will also defer his salary for the near future.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements.

None

(b) Pro Forma Financial Information.

None

(c) Exhibits.

99.1 Press release dated July 16, 2007 entitled “Crystal International Travel Group Appoints Peter Dugan to Head Company”.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on July 20, 2007.

Mobile Reach International, Inc.

	By:	/s/ Fabrizzio Busso-Campana
Fabrizzio Busso-Campana
Chief Operating Officer
July 20, 2007